UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

Curis, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2012, the compensation committee of the board of directors of Curis, Inc. (the “Company”) approved base salary increases for the 2012 fiscal year for the Company’s executive officers. The following table sets forth information regarding each executive officer’s 2012 base salary:

Name	2012 Base Salary (1)
Daniel R. Passeri	$450,000
Michael P. Gray	$350,000
Mark W. Noel	$225,000
Changgeng Qian, Ph.D., M.D.	$275,000
Maurizio Voi, M.D.	$400,000

(1)	Base salary increases are effective January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	By:	/s/ Michael P. Gray
Michael P. Gray
Chief Operating Officer and Chief Financial Officer